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                                                                    Exhibit 10.1

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

         AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT ("Amendment No. 1") dated February 7, 2003 by and among J. Crew Operating Corp., a Delaware corporation ("Operating"), J. Crew Inc., a New Jersey corporation ("J. Crew"), Grace Holmes, Inc., a Delaware corporation doing business as J. Crew Retail ("Retail"), H.F.D. No. 55, Inc., a Delaware corporation doing business as J. Crew Factory ("Factory", and together with Operating, J. Crew and Retail, each individually a "Borrower" and collectively, "Borrowers"), J. Crew Group, Inc., a New York corporation ("Parent") and J. Crew International, Inc. ("JCI" and together with Parent, each individually a "Guarantor" and collectively, "Guarantors"), the parties from time to time to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders") and Congress Financial Corporation, a Delaware corporation, in its capacity as administrative and collateral agent for Lenders pursuant to the Loan Agreement (in such capacity, "Agent").

                              W I T N E S S E T H:

         WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated December 23, 2002, by and among Agent, Lenders, Wachovia Bank, National Association, in its capacity as arranger pursuant to the Loan Agreement, Borrowers and Guarantors (as the same now exists and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements");

         WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders make certain amendments to the Loan Agreement and Agent and Lenders are willing to make such amendments to the extent and subject to terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1.  Definitions.

         1.1 Defined Terms. For purposes of this Amendment No. 1, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement as amended by this Amendment No. 1.

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         1.2 Amendment to Definitions. The definition of the term "Consolidated
Net Income" in the Loan Agreement is hereby amended by adding the following at the end of the first parenthetical contained in such definition:

                  ", $6,658,000 in respect of severance charges and other one-time employment related charges taken in the fiscal quarter ended in January of 2003 and up to $2,950,000 in respect of severance charges taken in the fiscal quarter ended in April of 2003".

         Section 2. Amendments to Loan Agreement.

         2.1 Transactions with Affiliates. Section 9.12 of the Loan Agreement is hereby amended by adding the following at the end of subsection (a) thereof:

                  "or are otherwise permitted under Section 9.9(i) hereof"

         Section 3. Provisions of General Application.

         3.1 Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment No. 1 and the other Financing Agreements, the terms of this Amendment No. 1 shall control. The Loan Agreement and this Amendment No. 1 shall be read and construed as one agreement.

         3.2 Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, but excluding any principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

         3.3 Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         3.4 Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent and Lenders to effectuate the provisions and purposes of this Amendment No. 1.

         3.5 Counterparts. This Amendment No. 1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 1 by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this

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Amendment No. 1. Any party delivering an executed counterpart of this Amendment
No. 1 by telefacsimile also shall deliver an original executed counterpart of this Amendment No. 1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 1 as to such party or any other party.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                       CONGRESS FINANCIAL CORPORATION,
                                       as Agent and as Lender

                                       By:  /s/ Carmen Caporrino
                                           ---------------------------------
                                       Title: Vice President

                                       J. CREW OPERATING CORP.

                                       By:  /s/ Scott M. Rosen
                                           ---------------------------------
                                       Title:  Executive Vice-President and
                                               Chief Financial Officer

                                       J. CREW INC.

                                       By:  /s/ Scott M. Rosen
                                           ---------------------------------
                                       Title:  Executive Vice-President and
                                               Chief Financial Officer

                                       GRACE HOLMES, INC. d/b/a J. CREW RETAIL

                                       By:  /s/ Scott M. Rosen
                                           ---------------------------------
                                       Title:  Executive Vice-President and
                                               Chief Financial Officer

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                                       H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY

                                       By:  /s/ Scott M. Rosen
                                           ---------------------------------
                                       Title:  Executive Vice-President and
                                               Chief Financial Officer

                                       J. CREW GROUP, INC.

                                       By:  /s/ Scott M. Rosen
                                           ---------------------------------
                                       Title:  Executive Vice-President and
                                               Chief Financial Officer

                                       J. CREW INTERNATIONAL, INC.

                                       By:  /s/ Nicholas Lamberti
                                           ---------------------------------
                                       Title:   Vice-President, Finance